UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 18, 2008
ALION SCIENCE AND TECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89756	54-2061691

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction		Identification No.)
of Incorporation)

10 West 35th Street	1750 Tysons Boulevard
Chicago, IL 60616	Suite 1300
(312) 567-4000	McLean, VA 22102
(703) 918-4480

(Address, including Zip Code and Telephone Number, including
Area Code, of Principal Executive Offices)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
The information in this report set forth under Item 7.01 is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
Alion Science and Technology Corporation (Alion or the Company) disclosed on November 18, 2008, the following non-public information to certain beneficial holders of its currently outstanding common stock.
Consolidated EBITDA for the fiscal year ended September 30, 2008 was approximately $60.6 million. Consolidated EBITDA is defined in the Credit Agreement dated as of August 2, 2004 among the Company, certain of the Company’s subsidiaries, Credit Suisse First Boston (now known as Credit Suisse) and certain other parties. The calculation and reconciliation to the most comparable financial measure calculated and presented in accordance with GAAP is included in the table below.

Alion Science and Technology Corporation
Non-GAAP Measures — EBITDA and Consolidated EBITDA
Calculations
For the Fiscal Year Ended September 30, 2008
(Dollars in thousands)
(Unaudited)

Fiscal Year Ended
September 30, 2008
Calculation of EBITDA (1)
Net income (loss)	($25,139)
Plus: Interest expense	47,383
Plus: Loss on retirement of debt	0
Plus: Income tax expense (benefit)	(13)
Plus: Depreciation and amortization expense	20,680

EBITDA	$42,911

Calculation of Consolidated EBITDA (2)
EBITDA	$42,911

Plus: Non-cash expenses with respect to the stock appreciation rights and phantom stock plans (Stock-based compensation less cash settlements)	500

Plus: Non-cash contributions to the ESOP (including Company 401-K match)	9,825
Plus: Loss on extinguishment of debt	0

Plus: Any nonrecurring charges and adjustments by third-party valuation firm that prepares valuation reports in connection with the ESOP	7,068

Minus: To the extent included in net income (or net loss), any extraordinary gains and all non-cash charges added to net income	(295)

Plus: Pro forma adjustments permitted by certain covenants in the Term B Senior Credit Facility	0

Consolidated EBITDA	$60,599

1)	The Company believes that the presentation of EBITDA enhances an investor’s understanding of its financial performance. The Company believes that EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as the effect of amortization of the substantial amount of intangible assets on its balance sheet, that the Company believes are not representative of its core business. The Company’s use of the term EBITDA may vary from others in its industry. The term EBITDA is not a measure under U.S. GAAP and EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool.

2)	The Company believes that the presentation of Consolidated EBITDA enhances an investor’s understanding of its financial performance. The Company believes that Consolidated EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as certain non-cash items that have no effect on its cash available for operations and certain non-recurring items, that the Company believes are not representative of its core business. The Company’s use of the term Consolidated EBITDA may vary from others in its industry. The term Consolidated EBITDA is not defined under U.S. GAAP and Consolidated EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool. A reconciliation of EBITDA, which is reconciled to the most directly comparable U.S. GAAP measure, which is net loss, has been provided above.

Consolidated EBITDA for the three month period ended September 30, 2008 was approximately $14.6 million. Consolidated EBITDA is defined in the Credit Agreement dated as of August 2, 2004 among the Company, certain of the Company’s subsidiaries, Credit Suisse First Boston (now known as Credit Suisse) and certain other parties. The calculation and reconciliation to the most comparable financial measure calculated and presented in accordance with GAAP is included in the table below.
Alion Science and Technology Corporation
Non-GAAP Measures — EBITDA and Consolidated EBITDA
Calculations
For the Quarter Ended September 30, 2008
(Dollars in thousands)
(Unaudited)

Quarter Ended
September 30, 2008
Calculation of EBITDA (1)
Net income (loss)	$1,265
Plus: Interest expense	7,944
Plus: Loss on retirement of debt	0
Plus: Income tax expense (benefit)	(38)
Plus: Depreciation and amortization expense	5,007

EBITDA	$14,178

Calculation of Consolidated EBITDA (2)
EBITDA	$14,178

Plus: Non-cash expenses with respect to the stock appreciation rights and phantom stock plans (Stock-based compensation less cash settlements)	(5,186)

Plus: Non-cash contributions to the ESOP (including Company 401-K match)	2,350

Plus: Loss on extinguishment of debt

Plus: Any nonrecurring charges and adjustments by third-party valuation firm that prepares valuation reports in connection with the ESOP	3,206
Minus: To the extent included in net income (or net loss), any extraordinary gains and all non-cash charges added to net income	(19)

Plus: Pro forma adjustments permitted by certain covenants in the Term B Senior Credit Facility	0

Consolidated EBITDA	$14,567

1)	The Company believes that the presentation of EBITDA enhances an investor’s understanding of its financial performance. The Company believes that EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as the effect of amortization of the substantial amount of intangible assets on its balance sheet, that the Company believes are not representative of its core business. The Company’s use of the term EBITDA may vary from others in its industry. The term EBITDA is not a measure under U.S. GAAP and EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool.

2)	The Company believes that the presentation of Consolidated EBITDA enhances an investor’s understanding of its financial performance. The Company believes that Consolidated EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as certain non-cash items that have no effect on its cash available for operations and certain non-recurring items, that the Company believes are not representative of its core business. The Company’s use of the term Consolidated EBITDA may vary from others in its industry. The term Consolidated EBITDA is not defined under U.S. GAAP and Consolidated EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool. A reconciliation of EBITDA, which is reconciled to the most directly comparable U.S. GAAP measure, which is net loss, has been provided above.

Revenues attributable to Alion’s naval architecture and marine engineering business for fiscal year 2008 increased approximately 8.4% over revenues attributable to that business for fiscal year 2007. Revenues attributable to Alion’s commercial IT and spectrum engineering businesses for fiscal year 2008 decreased approximately 6% over revenues attributable to those businesses for fiscal year 2007. Revenues attributable to a segment of Alion’s portfolio of Army and Office of Secretary of Defense businesses decreased approximately 4% over revenues attributable to those businesses for fiscal year 2007.
The Company currently plans for revenues for fiscal year 2009 to grow by approximately 8 to 9 percent over revenues for fiscal year 2008.
The Company’s days sales outstanding as of September 30, 2008 was approximately 85 days.
As of September 30, 2008, the Company had $4.8 billion of total contract backlog, of which approximately $340 million was funded.
As of September 30, 2008, the Company has submitted approximately $1 billion of contract proposals with respect to which it is awaiting decisions.
As of September 30, 2008, the Company has approximately $520 million of contract proposals in process.
The Company submitted approximately $2.6 billion of contract proposals during fiscal year 2008. The Company’s win rate with respect to those proposals was approximately 51%, measured on a dollars basis.
The Company’s financial statements for its fiscal year scheduled to end September 30, 2008 are not yet completed, and as such have not been reviewed or audited by its independent public accountants. The foregoing estimates and approximations constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, as amended, and are based on the Company’s preliminary internal estimates of performance for its fiscal year scheduled to end September 30, 2008. These estimates and approximations may be subject to adjustments in connection with the Company’s routine period-end, quarter-end and year-end closing procedures. Accordingly, investors are cautioned not to place undue reliance on the foregoing estimates and approximations.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 20, 2008

ALION SCIENCE AND TECHNOLOGY CORPORATION
By:	/s/ Michael J. Alber
Name:	Michael J. Alber
Title:	Senior Vice President and Chief Financial Officer